UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2007

MACQUARIE INFRASTRUCTURE COMPANY TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC

 (Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 231-1000

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On April 3, 2007, management of Macquarie Infrastructure Company LLC conducted, and webcast, an event for analysts, the media and the general public at which it discussed its businesses and investments and its prospects. The substance of the presentation for this event is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, is being furnished under this Current Report on Form 8-K. It is not “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1* Presentation made by management of Macquarie Infrastructure Company LLC on April 3, 2007.

*
This exhibit is being furnished under this Current Report on Form 8-K and is not “filed” and is not incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST

Date: April 11, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC

Date: April 11, 2007	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Chief Executive Officer